Exhibit 10.2

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 4, 2023, is entered into among TETRA TECH, INC., a Delaware corporation (the “Company”), TETRA TECH CANADA HOLDING CORPORATION, TETRA TECH UK HOLDINGS LIMITED (formerly known as Coffey UK Limited), TETRA TECH COFFEY PTY LTD (formerly known as Coffey Services Australia Pty Ltd) (each of the foregoing, together with the Company, collectively, the “Borrowers”), Bank of America, N.A., in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), each of the Subsidiary Guarantors party hereto and each of the Lenders (as defined below) party hereto.

RECITALS

A.            The Company, the other Borrowers, the Lenders and the Administrative Agent have entered into a Third Amended and Restated Credit Agreement dated as of October 26, 2022 (as amended, modified, extended, restated, replaced or supplemented from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

B.            The Subsidiary Guarantors and the Administrative Agent have entered into Subsidiary Guaranties dated as of July 30, 2018 and various Security Instruments.

C.            The Company has advised the Administrative Agent and the Lenders that it desires to amend the Existing Credit Agreement as set forth herein.

D.            Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders have agreed to so amend the Existing Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

1.            Amendments to Credit Agreement. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is amended as follows (as so amended, the “Credit Agreement”):

(a)           Section 1.01 is amended to add the following new definitions in the appropriate alphabetical location therein:

“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“SOFR Scheduled Unavailability Date” has the meaning assigned to such term in Section 3.03(b)(ii).

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.

(b)            Section 1.01 is amended by deleting in its entirety the definition of “TARGET2” set forth therein.

(c)            Each of the definitions of “Applicable Authority”, “Business Day”, “Conforming Changes”, “Interest Payment Date”, “Revaluation Date”, “Scheduled Unavailability Date”, “SOFR Adjustment” and “TARGET Day” set forth in Section 1.01 is amended and restated in its entirety as follows:

“Applicable Authority” means (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator with respect to its publication of SOFR, in each case acting in such capacity and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of the applicable Relevant Rate, in each case acting in such capacity.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that

(a)            if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;

(b)            if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom;

(c)            if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in a currency other than Euro or Sterling, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the applicable offshore interbank market for such currency; and

(d)            if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, SONIA, EURIBOR, or any proposed Successor Rate for an Agreed Currency or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “SONIA”, “Term SOFR”, “EURIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Interest Payment Date” means, (a) as to any Alternative Currency Term Rate Loan or Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for any such Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates, (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date and (c) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the Maturity Date.

“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of an Alternative Currency Loan, (ii) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date, (iii) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to Section 2.02, and (iv) such additional dates as the Administrative Agent shall determine or the Required Revolving Credit Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Revolving Credit Lenders shall require.

“Scheduled Unavailability Date” has the meaning assigned to such term in Section 3.03(c)(ii).

“SOFR Adjustment” means, with respect to Term SOFR, 0.10% (10.0 basis points) for an Interest Period of either one-month’s duration or three-month’s duration, and with respect to Daily Simple SOFR, 0.10% (10.0 basis points).

“TARGET Day” means any day on which T2 is open for the settlement of payments in Euro.

(d)            Each of the definitions of “CO2e Impact Baseline”, “CO2e Impact Percentage”, “CO2e Impact Target A”, “CO2e Impact Threshold A”, “ESG Positive Impact Baseline”, “ESG Positive Impact Percentage”, “ESG Positive Impact Target B”, “ESG Positive Impact Threshold B”, “Pricing Certificate”, “Sustainability Fee Adjustment”, “Sustainability Rate Adjustment”, “Sustainability Report”, “Sustainability Target” and “Sustainability Threshold” set forth in Section 1.01 is amended by replacing any reference therein to “the fiscal year of the Company ended October 3, 2021”, “such fiscal year”, “any fiscal year of the Company”, “fiscal year 2021”, “any fiscal year”, “most recently ended fiscal year” or “any given fiscal year of the Company” with “the calendar year ended December 31, 2021”, “such calendar year”, “any calendar year”, “calendar year 2021”, “any calendar year”, “most recently ended calendar year” or “any given calendar year”, respectively.

(e)            The last sentence of Section 2.01(a) is amended by replacing the reference therein to “Alterative” with “Alternative”.

(f)            Section 2.02(g) is amended by inserting a reference to “Alternative Currency Term Rate,” immediately following the reference therein to “Alternative Currency Daily Rate,”.

(g)            Section 2.10(a) is amended and restated in its entirety as follows:

(a)            All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) and for Loans denominated in Alternative Currencies (other than Alternative Currency Loans with respect to EURIBOR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest, including those with respect to Alternative Currency Loans determined by reference to EURIBOR, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(h)            Section 2.18(a) is amended by replacing the reference therein to “most recently ended fiscal year (commencing with the fiscal year ending October 2, 2022,” with “most recently ended calendar year (commencing with the calendar year ending December 31, 2022),”.

(i)            Section 2.18(b) is amended by replacing the reference therein to “any fiscal year of the Company” with “any calendar year”.

(j)            The last two sentences of Section 2.18(c) are amended and restated in their entirety as follows:

In the event no Pricing Certificate is delivered for a calendar year by September 30th of the immediately succeeding calendar year (or, if such date is not a Business Day, the next succeeding Business Day), the Sustainability Rate Adjustment and Sustainability Fee Adjustment with respect to such calendar year shall be the Threshold Adjustment. In the event no Sustainability Report is delivered for the calendar year ended December 31, 2021 prior to delivery of the Pricing Certificate for the calendar year ending December 31, 2022, the Sustainability Rate Adjustment and Sustainability Fee Adjustment with respect to such calendar year shall be the Threshold Adjustment.

(k)            Section 2.18(i) is amended and restated in its entirety as follows:

(i)            The Company shall use commercially reasonable efforts to deliver to the Administrative Agent a Pricing Certificate for the most recently ended calendar year (commencing with delivery in 2023 for the calendar year ended December 31, 2022) no later than September 30th of any calendar year (or, if such date is not a Business Day, the next succeeding Business Day); provided that, if the Company elects not to deliver a Pricing Certificate for any calendar year, such election shall not constitute a Default or Event of Default hereunder, but shall subject the Company to the Threshold Adjustment described in Section 2.18(c) above.

(l)            Section 3.03 is amended and restated in its entirety as follows:

3.03         Inability to Determine Rates.

(a)            Generally. If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 3.03(b) or Section 3.03(c) and the circumstances under clause (i) of Section 3.03(b) or of Section 3.03(c) or the Scheduled Unavailability Date, or the SOFR Scheduled Unavailability Date, has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Term SOFR Loan or an Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency, in each case, for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as applicable, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended in each case to the extent of the affected Term SOFR Loans, Alternative Currency Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the Company may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans or Alternative Currency Loans to the extent of the affected Term SOFR or Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii) (A) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective Interest Periods and (B) any outstanding affected Alternative Currency Loans, at the Company’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan, or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Company (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Company of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Company shall be deemed to have elected clause (1) above.

(b)            Replacement of SOFR or SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that:

(i)            adequate and reasonable means do not exist for ascertaining one month and three month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)            CME or any successor administrator of the Term SOFR Screen Rate or the Applicable Authority has made a public statement identifying a specific date after which one month and three month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of syndicated loans denominated in Dollars, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month and three month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “SOFR Scheduled Unavailability Date”);

then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “SOFR Successor Rate).

If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.

Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing Term SOFR for Dollars or any then current SOFR Successor Rate for Dollars in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “SOFR Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(c)            Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that:

(i)            adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) because none of the tenors of such Relevant Rate (other than SOFR) under this Agreement is available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)            the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) under this Agreement shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Agreed Currency (other than Dollars), or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (other than Dollars) under this Agreement are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

or if the events or circumstances of the type described in Section 3.03(c)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Non-SOFR Successor Rate”, and collectively with the SOFR Successor Rate, each a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(d)            Successor Rate. The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.

(e)            Voting. For the purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders.

(m)           Exhibit I (Form of Pricing Certificate) attached to the Existing Credit Agreement is hereby amended in its entirety to read in the form thereof included as Exhibit I attached hereto.

(n)           Schedule 2.18 (Sustainability Table) attached to the Existing Credit Agreement is hereby amended in its entirety to read in the form thereof included as Schedule 2.18 attached hereto.

The amendments to the Existing Credit Agreement and Exhibit I and Schedule 2.18 attached thereto are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

2.            Limited Waiver. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each of the Lenders hereby waives the requirement set forth in Sections 2.18(c) and 2.18(i) of the Existing Credit Agreement to cause the Sustainability Rate Adjustment and Sustainability Fee Adjustment to be set at the Threshold Adjustment during the Applicable Sustainability Pricing Adjustment Period solely as a result of the Company’s failure to deliver the Pricing Certificate for the Company’s fiscal year 2022 on or prior to June 30, 2023 (it being acknowledged and agreed that such waiver shall not impair the application of the Threshold Adjustment with respect to the calendar year 2022 if the Company fails to timely deliver the Pricing Certificate for calendar year 2022 by September 30, 2023 as provided in Section 2.18 of the Credit Agreement as amended hereby). Each of the Lenders further agrees that the waiver set forth in this Section 2 is retroactively effective as of June 30, 2023.

3.            Conditions Precedent. The effectiveness of this Amendment and the amendments contemplated hereby are subject to the satisfaction of the following conditions precedent:

(a)           Documentation. The Administrative Agent shall have received a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors, and all of the Lenders.

(b)           Legal Fees and Expenses. Unless waived by the Administrative Agent, the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

4.            Representations and Warranties.

(a)            In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)            The representations and warranties of the Borrowers and the other Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(ii)            Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)           No Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)            In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower and each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

5.             Miscellaneous.

(a)           Ratification and Confirmation of Loan Documents. Each Borrower and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and each of the other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty to which it is a party and, with respect to each Borrower and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Security Instruments to which it is a party to secure the Secured Obligations), in each case upon and after the effectiveness of the amendments and other agreements contemplated hereby.

(b)           Fees and Expenses. The Company shall pay on demand all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(c)           Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)           Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)            Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)            Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)           Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of page intentionally left blank; signature pages follow]

The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

TETRA TECH, INC.

By:	/s/ Steven M. Burdick
Name:	Steven M. Burdick
Title:	Chief Financial Officer

TETRA TECH CANADA HOLDING CORPORATION

By:	/s/ Steven M. Burdick
Name:	Steven M. Burdick
Title:	Chief Financial Officer

Tetra Tech UK Holdings Limited

By:	/s/ Richard A. Lemmon
Name:	Richard A. Lemmon
Title:	Director

Tetra Tech Coffey PTY LTD

By:	/s/ Richard A. Lemmon
Name:	Richard A. Lemmon
Title:	Director

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

SUBSIDIARY GUARANTORS:

ADVANCED MANAGEMENT TECHNOLOGY, INC.
ARD, INC.
ARDAMAN & ASSOCIATES, INC.
COSENTINI ASSOCIATES, INC.
GLUMAC
MANAGEMENT SYSTEMS INTERNATIONAL, INC.
PRO-TELLIGENT, LLC
TETRA TECH BAS, INC.
TETRA TECH CONSTRUCTION, INC.
TETRA TECH EC, INC.
TETRA TECH ES, INC.
TETRA TECH TESORO, INC.
TETRA TECH EXECUTIVE SERVICES, INC.
TETRA TECH HOLDING LLC

By:	/s/ Steven M. Burdick
Name:	Steven M. Burdick
Title:	Chief Financial Officer

AMERICAN ENVIRONMENTAL GROUP, LTD.

By:	/s/ Richard A. Lemmon
Name:	Richard A. Lemmon
Title:	Vice President and Assistant Secretary

INDUS CORPORATION

By:	/s/ Steven M. Burdick
Name:	Steven M. Burdick
Title:	Assistant Treasurer

ROONEY ENGINEERING, INC.

By:	/s/ William R. Brownlie
Name:	William R. Brownlie
Title:	Vice President, Secretary and Treasurer

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

BANK OF MONTREAL, as a Lender and an L/C Issuer

By:	/s/ Helen Alvarez-Hernandez
Name:	Helen Alvarez-Hernandez
Title:	Managing Director

By:	/s/ Richard Pittam
Name:	Richard Pittam
Title:	Managing Director, on behalf of Bank of Montreal, London Branch

By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	CFO, on behalf of Bank of Montreal, London Branch

By:	/s/ Nick Irving
Name:	Nick Irving
Title:	Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Senior Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jonathan Berns
Name:	Jonathan Berns
Title:	Director

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John S. Leiter
Name:	John S. Leiter
Title:	SVP, Market Head for Arizona | Corporate Banking

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Catherine Jones
Name:	Catherine Jones
Title:	Managing Director

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

BNP PARIBAS, as a Lender

By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Director

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

CITY NATIONAL BANK, as a Lender

By:	/s/ Robert L. Nelson
Name:	Robert L. Nelson
Title:	Senior Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Leslie Light
Name:	Leslie Light
Title:	Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Phil Andresen
Name:	Phil Andresen
Title:	Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

EXHIBIT I

FORM OF PRICING CERTIFICATE

Dated as of:________________

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of October 26, 2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Tetra Tech, Inc. (the “Company”), certain Subsidiaries of the Company (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Pricing Certificate to the Administrative Agent on the behalf of the Company, and that:

1.            Attached as Annex A hereto are true and correct copies of the Sustainability Report for the 20[•] Calendar Year and the review report from the KPI Metrics Auditor with respect thereto.

2.            Attached as Annex B hereto is a true and correct report prepared by the Company that sets forth the calculations for the KPI Metrics for the 20[•] Calendar Year.

3.            The Sustainability Fee Adjustment in respect of the 20[•] Calendar Year is [+][-][•]%, and the Sustainability Rate Adjustment in respect of the 20[•] Calendar Year is [+][-][•]%, in each case as computed as set forth on Annex C hereto.

IN WITNESS WHEREOF, the undersigned has executed this Pricing Certificate as of ______________, _____.

COMPANY:

TETRA TECH, INC.

By:

Name:

Title:

Form of Pricing Certificate

Annex A

SUSTAINABILITY REPORT

(see attached)

Form of Pricing Certificate

Annex B

KPI METRICS REPORT

This report references KPI Metrics as defined in the Credit Agreement. This report references Sustainability Thresholds and Sustainability Targets for each KPI Metric as set out in the Sustainability Table in Schedule 2.18.

1.	CO2e Impact Percentage

a.	CO2e Impact Threshold A for Calendar Year 20___: _____

b.	CO2e Impact Target A for Calendar Year 20___: _____

c.	CO2e Impact Percentage for Calendar Year 20___: _____

Check the appropriate boxes:

This KPI Metric is ☐ above, ☐ below or ☐ equal to the CO2e Impact Threshold A for Calendar Year 20___.

This KPI Metric is ☐ above, ☐ below or ☐ equal to the CO2e Impact Target A for Calendar Year 20___.

2.	ESG Positive Impact Percentage

a.	ESG Positive Impact Threshold B for Calendar Year 20___: _____

b.	ESG Positive Impact Target B for Calendar Year 20___: _____

c.	ESG Positive Impact Percentage for Calendar Year 20___: _____

Check the appropriate boxes:

This KPI Metric is ☐ above, ☐ below or ☐ equal to the ESG Positive Impact Threshold B for Calendar Year 20___.

This KPI Metric is ☐ above, ☐ below or ☐ equal to the ESG Positive Impact Target B for Calendar Year 20___.

Form of Pricing Certificate

Annex C

SUSTAINABILITY FEE ADJUSTMENT; SUSTAINABILITY RATE ADJUSTMENT

This table determines if the applicable adjustments for the Sustainability Fee Adjustment and the Sustainability Rate Adjustment apply for any given Calendar Year based on metrics set in the Sustainability Table in Schedule 2.18.

1.	Sustainability Fee Adjustment = +0.01%, +0.005%, 0%, -0.005% or -0.01%, in each case for such Calendar Year.

a.	As reported in the Sustainability Report, are both KPI Metrics less than the applicable Sustainability Threshold set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Fee Adjustment of +0.01% applies for such Calendar Year.

ii.	If no, a Sustainability Fee Adjustment of +0.01% does not apply for such Calendar Year.

b.	As reported in the Sustainability Report, is (I) one KPI Metric less than the applicable Sustainability Threshold set forth in the Sustainability Table and (II) the other KPI Metric equal to or greater than the applicable Sustainability Threshold set forth in the Sustainability Table but less than the applicable Sustainability Target set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Fee Adjustment of +0.005% applies for such Calendar Year.

ii.	If no, a Sustainability Fee Adjustment of +0.005% does not apply for such Calendar Year.

c.	As reported in the Sustainability Report, is (I) one KPI Metric equal to or greater than the applicable Sustainability Target set forth in the Sustainability Table and (II) the other KPI Metric equal to or greater than the applicable Sustainability Threshold set forth in the Sustainability Table but less than the applicable Sustainability Target set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Fee Adjustment of -0.005% applies for such Calendar Year.

ii.	If no, a Sustainability Fee Adjustment of -0.005% does not apply for such Calendar Year.

d.	As reported in the Sustainability Report, are both KPI Metrics equal to or greater than the applicable Sustainability Target set forth in the Sustainability Table?

Form of Pricing Certificate

Check one: ❑ YES ❑ NO

i.	If yes, a Sustainability Fee Adjustment of -0.01% applies for such Calendar Year.

ii.	If no, a Sustainability Fee Adjustment of -0.01% does not apply for such Calendar Year.

e.	If none of the above (a)(i), (b)(i), (c)(i) or (d)(i) applies, a Sustainability Fee Adjustment of 0% applies for such Calendar Year.

f.	The Sustainability Fee Adjustment for Calendar Year 20___ is ____%.

g.	As of the date hereof, after giving effect to the Sustainability Fee Adjustment, the Applicable Commitment Fee Percentage is %.[1]

1.	Sustainability Rate Adjustment = +0.05%, +0.025%, 0%, -0.025% or -0.05%, in each case for such Calendar Year.

1 Note – Not to be less than 0.00%.

Form of Pricing Certificate

a.	As reported in the Sustainability Report, are both KPI Metrics less than the applicable Sustainability Threshold set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Rate Adjustment of +0.05% applies for such Calendar Year.

ii.	If no, a Sustainability Rate Adjustment of +0.05% does not apply for such Calendar Year.

b.	As reported in the Sustainability Report, is (I) one KPI Metric less than the applicable Sustainability Threshold set forth in the Sustainability Table and (II) the other KPI Metric equal to or greater than the applicable Sustainability Threshold set forth in the Sustainability Table but less than the applicable Sustainability Target set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Rate Adjustment of +0.025% applies for such Calendar Year.

ii.	If no, a Sustainability Rate Adjustment of +0.025% does not apply for such Calendar Year.

c.	As reported in the Sustainability Report, is (I) one KPI Metric equal to or greater than the applicable Sustainability Target set forth in the Sustainability Table and (II) the other KPI Metric equal to or greater than the applicable Sustainability Threshold set forth in the Sustainability Table but less than the applicable Sustainability Target set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Rate Adjustment of -0.025% applies for such Calendar Year.

ii.	If no, a Sustainability Rate Adjustment of -0.025% does not apply for such Calendar Year.

d.	As reported in the Sustainability Report, are both KPI Metrics equal to or greater than the applicable Sustainability Target set forth in the Sustainability Table?

Check one: ☐ YES ☐ NO

i.	If yes, a Sustainability Rate Adjustment of -0.05% applies for such Calendar Year.

ii.	If no, a Sustainability Rate Adjustment of -0.05% does not apply for such Calendar Year.

e.	If none of the above (a)(i), (b)(i), (c)(i) or (d)(i) applies, a Sustainability Rate Adjustment of 0% applies for such Calendar Year.

Form of Pricing Certificate

f.	The Sustainability Rate Adjustment for Calendar Year 20___ is ____%.

g.	As of the date hereof, after giving effect to the Sustainability Rate Adjustment, the Applicable Interest Rate Percentage for each of the Term SOFR Loans, Letter of Credit Fee, Alternative Currency Loans and Base Rate Loans is as set forth below.[2]

Applicable Interest Rate Percentage for Term SOFR Loans, Letter of Credit Fee and Alternative Currency Loans	Applicable Interest Rate Percentage for Base Rate Loans
______%	______%

2 Note – Not to be less than 0.00%.

Form of Pricing Certificate

SCHEDULE 2.18

SUSTAINABILITY TABLE

Calendar Year	CO2e Impact Threshold A	CO2e Impact Target A	ESG Positive Impact Threshold B	ESG Positive Impact Target B
2022	106%	110%	106%	110%
2023	112%	120%	112%	120%
2024	118%	130%	118%	130%
2025	124%	140%	124%	140%
2026	130%	150%	130%	150%